Exhibit 10.1

AMENDMENT

TO THE

WELLPOINT 401(k) RETIREMENT SAVINGS PLAN

The WellPoint 401(k) Retirement Savings Plan (the “Plan”), as amended through March 1, 2002 and subsequently amended, is hereby further amended, as follows:

Effective February 28, 2004, the Plan is amended by the addition of Appendix XVI, which reads as follows:

“Appendix XVI

2004 Profit Sharing and Bonus Contributions

1.01         Profit Sharing Contribution

(a)           Eligibility.              A discretionary Profit Sharing Contribution shall be made on behalf of each Eligible Employee (as defined in Section 2.12 of the Plan) who is in the employ of a Participating Company (as defined in this Section 1.01(a) of this Appendix XVI) on both December 31, 2003 and February 28, 2004.  Notwithstanding the preceding sentence, for purposes of this Section 1.01(a) of this Appendix XVI, the term “Eligible Employee” shall not include (i) a participant for the entire 2003 calendar year in either the Company’s Management Bonus Plan or Executive Officer Annual Incentive Plan (or successor plans); (ii) a participant in a profit sharing plan, program, or arrangement under which cash payments are made to eligible employees (as defined by such profit sharing plan, program, or arrangement) by Crossroads Acquisition Corp., d.b.a., Cobalt Corporation (or an affiliated entity prior to the acquisition by the Company effective as of September 24, 2003), including, but not limited to, the United Government Services, LLC 2003 Profit Sharing Plan, the United Government Services, LLC 2003 Medicare and Medicaid Management Incentive Plan, the Claim Management Services, Inc. Senior Executive or Vice President Incentive Compensation Plan, Cobalt Corporation/Unity Health Plans Insurance Corporation 2003 Profit Sharing Plan, and TrustSolutions, LLC 2003 Profit Sharing Plan; (iii) an Eligible Employee who, as of February 28, 2004, is on a leave of absence in excess of six (6) months; and (vi) an Employee whose terms of employment are governed by a collective bargaining agreement except to the extent such agreement expressly provides for an allocation of any Profit Sharing Contribution (as such terms are defined by the Plan).  For purposes of this Section 1.01(a) of this Appendix XVI, the term “Participating Company” shall mean the following:

Blue Cross of California

Blue Cross and Blue Shield of Georgia, Inc.

Blue Cross Blue Shield of Wisconsin

Claim Management Services, Inc.

Compcare Health Services Insurance Corporation

Comprehensive Integrated Marketing Services

Cost Care, Inc.

Crossroads Acquisition Corp., d.b.a., Cobalt Corporation

Golden West Health Plan, Inc.

Greater Georgia Life Insurance Company

Health Core, Inc.

HealthLink, Inc.

HMO-W, Inc.

Hometown Insurance Services, Inc

Meridian Marketing Services, Inc.

Meridian Resource Company, LLC

Precision Rx, Inc.

Professional Claim Services, Inc.

RightCHOICE Managed Care, Inc.

TrustSolutions, LLC

UNICARE Life & Health Insurance Company

UNICARE Health Plans of the Midwest

United Government Services, LLC

United Healthland Life Insurance Company

United Wisconsin Insurance Company

United Wisconsin Proservices, Inc.

Unity Health Plans Insurance Corporation

Valley Health Plan, Inc.

WellPoint Development Company, Inc.

WellPoint Health Networks Inc.

(b)           Amount.                The Company shall contribute to the Plan, on behalf of Eligible Employees (as defined in Section 1.01(a) of this Appendix XVI), five percent (5%) of Compensation (as defined in this Section 1.01(c) of this Appendix XVI) for the Plan Year beginning January 1, 2003 and ending December 31, 2003.

(c)           Compensation.

(1)           For purposes of this Section 1.01 of this Appendix XVI, Compensation means all regular base earnings paid by a Participating Company, subject to Section 1.01(c)(3) of this Appendix XVI.

(2)           Compensation also includes, but is not limited to, the following items, subject to Section 1.01(c)(3) of this Appendix XVI:

(A)          vacation pay;

(B)           salary continuance (other than severance);

(C)           Paid Time Off paid by a Participating Company;

(D)          salary deferrals under the WellPoint Health Networks Inc. Comprehensive Executive Non-Qualified Retirement Plan;

(E)           sales commissions;

(F)           overtime;

(G)           elective contributions that are not includible in income under Code Sections 125, 402(e)(3), 402(h), or 403(b); and

(H)          all bonuses (other than starting bonuses and bonuses paid with respect to the 2002 calendar year during the 2003 plan year under the Company’s Management Bonus Plan) and incentive payments (other than Instabucks).

(3)           Base earnings does not include:

(A)          the portion of the Participant’s regular base earnings taken into account in the calculation of a bonus payment with respect to the 2003 calendar year under the Company’s Management Bonus Plan;

(B)           severance pay;

(C)           imputed income;

(D)          moving expenses;

(E)           awards (including, but not limited, Honor, Impact, Recognition, car pool, and general awards); or

(F)           payments made under any group insurance plan.

(4)           Compensation shall not include pay in lieu of Paid Time Off that is unused at a Participant’s termination of employment.

(5)           For purposes of this Section 1.01(c) of this Appendix XVI, (i) Compensation of Eligible Employees of Golden West Health Plan, Inc. shall include Compensation received, if any, from such entity during the period from January 1, 2003 through June 29, 2003, as well as the period from June 30, 2003 through December 31, 2003; (ii) Compensation of Eligible Employees of Crossroads Acquisition Corp., d.b.a., Cobalt Corporation (or an affiliated entity prior to the acquisition by the Company effective as of September 24, 2003) shall include Compensation received, if any, from such entities during the period from January 1, 2003 through September 23, 2003, as well as the period from September 24, 2003 through December 31, 2003; and (iii) Compensation of Eligible Employees of Health Core, Inc. shall include Compensation received, if any, from such entity during the period from January 1, 2003 through November 9, 2003, as well as the period from November 10, 2003 through December 31, 2003.

(d)           Vesting. The Profit Sharing Contribution shall be fully vested in accordance with Section 8.01 of the Plan.

(e)           Timing of Contribution.      The Profit Sharing Contribution will be allocated to the Profit Sharing Accounts of Eligible Employees (as defined in Section 1.01(a) of this Appendix XVI) as soon as administratively possible following February 28, 2004.

1.02         Bonus Contribution

(a)           Eligibility.              A Bonus Contribution shall be made on behalf of each Eligible Employee (as defined in Section 2.12 of the Plan) who is in the employ of a Participating Company (as defined in this Section 1.02(a) of this Appendix XVI) on both

December 31, 2003 and February 28, 2004.  Notwithstanding the preceding sentence, for purposes of this Section 1.02(a) of this Appendix XVI, the term “Eligible Employee” shall not include (i) an Eligible Employee who, as of February 28, 2004, is on a leave of absence in excess of six (6) months; or (ii) an Employee whose terms of employment are governed by a collective bargaining agreement that is in effect as of February 28, 2004, except to the extent such agreement expressly provides for an allocation of any Bonus Contribution (as such terms are defined by the Plan).  For purposes of this Section 1.02 of this Appendix XVI, the term “Participating Company” shall mean the following:

Blue Cross of California

Blue Cross and Blue Shield of Georgia, Inc.

Blue Cross Blue Shield of Wisconsin

Claim Management Services, Inc.

Compcare Health Services Insurance Corporation

Comprehensive Integrated Marketing Services

Cost Care, Inc.

Crossroads Acquisition Corp., d.b.a. Cobalt Corporation

Golden West Health Plan, Inc.

Greater Georgia Life Insurance Company

Health Core, Inc.

HealthLink, Inc.

HMO-W, Inc.

Hometown Insurance Services, Inc.

Meridian Marketing Services, Inc.

Meridian Resource Company, LLC

Precision Rx, Inc.

Professional Claim Services, Inc.

RightCHOICE Managed Care, Inc.

TrustSolutions, LLC

UNICARE Life & Health Insurance Company

UNICARE Health Plans of the Midwest

United Government Services, LLC

United Heartland Life Insurance Company

United Wisconsin Insurance Company

United Wisconsin Proservices, Inc.

Unity Health Plans Insurance Corporation

Valley Health Plan, Inc.

WellPoint Development Company, Inc.

WellPoint Health Networks Inc.

(b)           Amount.                The Company shall contribute to the Plan, on behalf of Eligible Employees (as defined in Section 1.02(a) of this Appendix XVI) twenty (20) shares of the WellPoint Common Stock (as defined in Section 2.30 of the Plan).

(c)           Vesting. The Bonus Contribution shall be fully vested in accordance with Section 8.01 of the Plan.

(d)           Timing of Contribution.      The Bonus Contribution shall be allocated to the Bonus Contribution Accounts of Eligible Employees (as defined in Section 1.02(a) of this Appendix XVI) as soon as administratively possible following February 28, 2004.”

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IN WITNESS WHEREOF, WellPoint Health Networks Inc. has caused this Amendment to be executed effective as of February 28, 2004.

WELLPOINT HEALTH NETWORKS INC.

By:	/s/ J. Thomas Van Berkem